FEG ABSOLUTE ACCESS FUND I LLC

Limited Liability Company Units

Supplement dated April 5, 2017 to
Statement of Additional Information dated July 28, 2016
as supplemented to date, (the “SAI”)

Effective February 21, 2017, J. Alan Lenahan resigned as President of the Fund, Director of the Fund and Chairman of the Board of Directors. At an in-person meeting of the Board of Directors held on February 21, 2017, the Board appointed Ryan Wheeler President of the Fund, and at an in-person meeting of the Board held on August 22, 2016, the Board appointed Kevin Conroy Vice President of the Fund. Accordingly:

1.	The table entitled “Interested Director and Officers” on page 18 of the SAI is deleted and replaced with the following:

OFFICERS

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Ryan Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	President; Secretary	Indefinite; Since February 2017 (President) and Inception (Secretary)	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	4	None
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer, Fund Evaluation Group, LLC since 1999.	4	None

Julie T. Thomas July 10, 1962 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since December 2016	Chief Compliance Officer, Fund Evaluation Group, LLC, since November 2015; Vice President, Deputy Chief Compliance Officer, The Ohio National Life Insurance Company, January 2015-November 2015; Chief Compliance Officer, 2013-2015, Director, Fund Compliance, 2012-2013, Fund Compliance Officer, 2011-2012; Suffolk Capital Management LLC, Fiduciary Capital Management, LLC, Ohio National Investments, Inc., and Ohio National Fund.	4	None
Kevin J. Conroy December 14, 1977 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Vice President	Indefinite; Since August 2016	Vice President of Hedged Strategies and Assistant Portfolio Manager since 2014, Senior Analyst of Hedged Strategies, 2012-2014, Analyst of Hedged Strategies, 2011-2012, Fund Evaluation Group, LLC.	4	None

2.	The following entry is removed from the description of Director experience under “Board of Directors and Officers” on page 19 of the SAI:

J. Alan Lenahan. Mr. Lenahan has been a Director of the Fund since May 2015. He has over 15 years of experience as an investment professional, primarily as a managing principal and portfolio manager of an employee-owned investment adviser. He has earned the Chartered Financial Analyst designation, the Chartered Alternative Investment Advisor designation, and he received his B.S. from Xavier University in 1997.

3.	The first sentence beneath the heading “Board Composition and Leadership Structure” on page 20 of the SAI is deleted and replaced with the following:

The Board of Directors consists of 2 individuals, both of whom are Independent Directors. The Board currently does not have a chairman or lead independent director.